UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 10-D

Asset-Backed Issuer

Distribution Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

For the monthly distribution period from March 1, 2012 to March 31, 2012

Commission File Number of issuing entity in respect of the notes: 333-141703-02

Commission File Number of issuing entity in respect of the Series 2007-CC Collateral Certificate: 000-23108

Commission File Number of sponsor and depositor: 033-54804

Discover Card Execution Note Trust

(Exact name of issuing entity in respect of the notes as specified in its charter)

Discover Card Master Trust I

(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate as specified in its charter)

Discover Bank

(Exact name of sponsor and depositor as specified in its charter)

Delaware	51-0020270
(State of organization of the issuing entity	(IRS Employer Identification No. of the
in respect of the notes)	sponsor and depositor)

Rodney Square North
1100 North Market Street
Wilmington, Delaware	19890-0001
(Address of principal executive offices of	(Zip Code)
the issuing entity in respect to the notes)

(302) 636-6189
(Telephone Number, including area code)

Registered/reporting pursuant to (check one)
	Section 12(b)	Section 12(g)	Section 15(d)	Name of Exchange
Title of Class				(If Section 12(b))
DiscoverSeries Class A			[x]
Notes
DiscoverSeries Class B			[x]
Notes
DiscoverSeries Class C			[x]
Notes

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No

PART I DISTRIBUTION INFORMATION

Item 1. Distribution and Pool Performance Information

The information required by Item 1121 of Regulation AB is provided in the reports attached hereto as Exhibits 99.1 and 99.2.

The interest of Discover Card Execution Note Trust (the "Note Issuance Trust") in credit card receivables is held solely in the form of an interest in a collateral certificate issued by Discover Card Master Trust I (the "Master Trust"). No assets securitized by Discover Bank, the depositor, and held by the Master Trust were the subject of a demand to repurchase or replace for breach of representations and warranties during the monthly distribution period from March 1, 2012 to March 31, 2012.

PART II OTHER INFORMATION

Item 2. Legal Proceedings

On March 6, 2012, a class action lawsuit was filed against Discover Financial Services by a Discover Bank cardmember in the U.S. District Court for the Northern District of California (Andrew Steinfeld v. Discover Financial Services, DFS Services LLC and Discover Bank). The plaintiff alleges that Discover contacted him, and members of the class he seeks to represent, on their cellular telephones without their express consent in violation of the Telephone Consumer Protection Act (the "TCPA"). Plaintiff seeks statutory damages for alleged negligent and willful violations of the TCPA, attorneys' fees, costs and injunctive relief. The TCPA provides for statutory damages of $500 for each violation ($1,500 for willful violations). Discover Bank is not in a position at this time to assess the likely outcome or its exposure, if any, with respect to this matter, but will seek to vigorously defend against all claims asserted by the plaintiff.

Item 3. Sales of Securities and Use of Proceeds

Class A(2012-A) Notes

On March 29, 2012, the Note Issuance Trust sold the DiscoverSeries Class A(2012-A) Notes (the “Class A(2012-A) Notes”) in reliance upon the exemption contained in Section 4(2) of the Securities Act of 1933, as amended. The initial principal amount of the Class A(2012-A) Notes was $0, which amount may be increased from time to time, up to a maximum principal amount of $500,000,000. The Class A(2012-A) Notes will be sold at par value for cash, with no applicable underwriting discounts or commissions. The Class A(2012-A) Notes have an expected maturity date of May 15, 2014, which may be extended from time to time. Interest to be paid on the Class A(2012-A) Notes will be a floating rate which will generally be related to the pass-through costs of the purchaser’s commercial paper program, plus a margin, but may be based on LIBOR, the federal funds effective rate or the prime rate in limited circumstances. In connection with this issuance, the investor interest in receivables represented by the collateral certificate issued by the Master Trust that secures the DiscoverSeries Notes will be increased to the outstanding principal amount of the Class A(2012-A) Notes any time there is an increase in the principal amount of the Class A(2012-A) Notes. The Note Issuance Trust will pay the net proceeds from the issuance to Discover Bank in exchange for the increase in the investor interest in receivables represented by the collateral certificate.

The Note Issuance Trust owns the Series 2007-CC Collateral Certificate issued by the Master Trust pursuant to the Second Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 4, 2010, between Discover Bank and U.S. Bank National Association as Trustee, and the Series 2007-CC Supplement, as amended (the "Series 2007-CC Supplement"), dated as of July 26, 2007, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee of the Master Trust. The Note Issuance Trust issues DiscoverSeries notes secured by the collateral certificate and its other assets. Allocations of cash flows from the asset pool and any expenses or losses by the Master Trust to the holders of trust certificates issued by the Master Trust, including the collateral certificate, are described in the Class A(2012-1) Prospectus (the "Prospectus"), dated January 31, 2012, and previously filed by us with the Securities and Exchange Commision on February 2, 2012. Allocations of cash flows from the asset pool and any expenses or losses by the Indenture Trustee to the holders of the notes are also described in the Prospectus.

In general, the subordinated notes of the DiscoverSeries serve as credit enhancement for all of the senior notes of the DiscoverSeries, regardless of whether the subordinated notes are issued before, at the same time as or after the senior notes of the DiscoverSeries. The Class A(2012-A) Notes receive credit enhancement through the subordination of interest and principal payments on Class B notes, Class C notes and Class D notes and through loss protection provided by such notes. The amount of subordination available to provide credit enhancement to any tranche of notes is limited by its available subordinated amount of each class of notes that is subordinated to it. Each senior tranche of notes has access to credit enhancement from those subordinated notes only in an amount not exceeding its required subordinated amount minus the amount of usage of that required subordinated amount. When we refer to “usage of the required subordinated amount,” we refer to the amount by which the nominal liquidation amount of subordinated notes providing credit enhancement to that tranche of senior notes has declined as a result of losses relating to charged-off receivables and the application of subordinated notes’ principal allocation to pay interest on senior classes and servicing fees. Relative priority among notes and the rights to the underlying pool assets are more fully described in the Prospectus.

Item 8. Other Information

Class A(2010-A) Notes. On March 20, 2012, the Note Issuance Trust, as Issuer of the DiscoverSeries Class A(2010-A) Notes (the “Notes”), Discover Bank, as Depositor, Beneficiary, and Calculation Agent for the Note Issuance Trust, and the committed purchaser and purchasers of the Notes and their agent agreed to extend the existing termination date for the note purchase commitments to February 28, 2014 and extend the existing legal maturity date of the Notes to October 17, 2016. The parties also agreed to extend the expected maturity date of the Notes to April 15, 2014 (except as otherwise may be specified in connection with any increase), provided, however, that the expected maturity date for the $250,000,000 outstanding principal amount of the Notes will remain April 15, 2013. Following the expected maturity date for the outstanding principal amount of the Notes, the maximum principal amount of the Notes will be reduced from $1,250,000,000 to $1,000,000,000. Further, the parties agreed to extend the existing liquidation commencement date of the Notes to March 1, 2014 (except as otherwise may be specified in connection with any increase), provided, however, that the existing liquidation commencement date of the outstanding principal amount of the Notes was delayed to March 1, 2013.

No Approval or Notification of Certain Events

The approval of, or notification to, outstanding certificateholders of the Master Trust or noteholders of the Note Issuance Trust is not required in connection with a new issuance. Discover Bank, in its capacity as “Seller” under the Pooling and Servicing Agreement, may from time to time direct the trustee for the Master Trust to issue new series of certificates, or increase the size of series by issuing additional certificates, subject to certain requirements, including confirmation from rating agencies that such new issuance would not result in the reduction or downgrade of the ratings of any class of any series then outstanding. Discover Bank, as beneficiary under the trust agreement for the Note Issuance Trust, may also direct the Note Issuance Trust to issue additional notes and may agree to increase the investor interest in receivables represented by the collateral certificate by a corresponding amount.

Discover Bank may, in its sole discretion, subject to certain limitations, designate additional credit card accounts originated by Discover Bank or its affiliates, the receivables in which are to be added to the Master Trust, or convey interests in other credit card receivables pools to the Master Trust. In addition, Discover Bank will be required to designate additional credit card accounts, the receivables in which are to be added to the Master Trust, if the aggregate amount of principal receivables in the Master Trust on the last day of any month is less than a minimum level that relates to the sum of investor interests for all series then outstanding. Discover Bank, subject to certain limitations, may, but is not obligated to, remove credit card accounts from the Master Trust. These limitations include confirmation that, notwithstanding the removal of accounts, the minimum principal receivables balance in the Master Trust will be maintained and affirmation from rating agencies that the removal will not cause a lowering or withdrawal of their then current ratings on any class of any outstanding series of certificates.

Item 9. Exhibits.

Exhibit No.

Description

99.1	Series 2007-CC Monthly Statement.
99.2	DiscoverSeries Monthly Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DISCOVER BANK
(Depositor)

Date: April 9, 2012

/s/ Michael F. Rickert

Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	Series 2007-CC Monthly Statement.
99.2	DiscoverSeries Monthly Statement.